UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 20, 2011
AMC NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 1-35106	No. 27-5403694

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11 Penn Plaza
New York, NY	10001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 324-8500
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events
In connection with the distribution of all of the common stock of AMC Networks Inc. (the “Company”) by Cablevision Systems Corporation (“Cablevision”) to Cablevision’s stockholders (the “Distribution”), on June 20, 2011, Cablevision mailed to its stockholders of record on June 16, 2011, which was the record date of the Distribution, an Information Statement (the “Information Statement”). The Information Statement is substantially in the form attached as Exhibit 99.1 to the Amendment 6 to the Company’s Form 10 filed with the Securities and Exchange Commission on June 10, 2011, except for certain revisions to reflect expected changes in the Company’s financing arrangements being entered into as part of the Distribution.
The Information Statement is included as Exhibit 99.1 to this Current Report on Form 8-K and the foregoing description of the changes is qualified in its entirety by reference to the Information Statement as so filed.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
Exhibit 99.1 Information Statement, dated as of June 16, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMC NETWORKS INC. (Registrant)
By:	/s/ SEAN S. SULLIVAN
	Name:	Sean S. Sullivan
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 20, 2011

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